UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549




                                                  FORM 8-K


                                               CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     August 25, 1998


                                  FIRST FINANCIAL BANCORP.
                     (Exact name of registrant as specified in its charter)



                 Ohio                        0-12379         31-1042001
            (State or other jurisdiction    (Commission    (I.R.S. Employer
            of incorporation)               File Number)   Identification No.)




              300 High Street, Hamilton, Ohio                    45011
            (Address of principal executive offices)           (Zip Code)





       Registrant's telephone number, including area code   (513) 867-4700








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ITEM 5:  OTHER EVENTS

On August 25, 1998, the Registrant announced two stock repurchase programs. Teh first plan extends the Regitrant's existing stock repurchase program which is used exclusively for Bancorp's Stock Incentive Plan. The second repurchase progran authorizes the repurchase of up to 5 percent of Bancorp's outstanding common stock. A copy of the press release is attached as Exhibit 99.1.





















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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit:

     Exhibit 99.1 - Press release dated August 25, 1998 regarding the announcement of stock repurchase programs.

















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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FIRST FINANCIAL BANCORP
                                                      (Registrant)


   DATE  August 31, 1998                         /s/ Michael R. O'Dell
                                                 Michael R. O'Dell
                                                 Senior Vice President, Chief
                                                 Financial Officer and Secretary





















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                                                             Exhibit 99.1

August 25, 1998



FOR IMMEDIATE RELEASE:

             First Financial Announces Cash Dividend
                    And Stock Repurchase Plans

HAMILTON, OH -- Following today's meeting of the board of directors of First Financial Bancorp, Barry J. Levey, chairman of the board, and Stanley N. Pontius, president and chief executive officer, announced that the board has declared a regular quarterly cash dividend of 15 cents per share or a total of $4,966,029.15 on 33,106,311 outstanding shares. The dividend is payable on October 1, 1998, to shareholders of record as of September 4, 1998.

At their meeting, the board of directors also raised the threshold of shares that can be repurchased under the corporation's existing stock repurchase program which is used exclusively for Bancorp's stock incentive plan. Effective immediately, an additional 478,000 shares of First Financial's common stock are authorized for repurchase under this program.

In addition, Levey and Pontius announced that First Financial's board voted to form a second stock repurchase plan to be used for general corporate purposes. This new plan authorizes the repurchase of up top 5 percent of Bancorp's outstanding shares of common stock.

First Financial Bancorp's common stock (symbol FFBC) closed at $27.46875 per share on the NASDAQ National Market System on Monday, August 24, 1998.

A $2.7 billion bank and savings and loan holding company with over 4,000 shareholders, First Financial Bancorp currently operates 5 Ohio, 1 Michigan, and 9 Indiana affiliates with 107 banking office locations.

The Ohio-based affiliates are First National Bank of Southwestern Ohio with 30 offices in Butler, Hamilton, Preble, and Warren counties; Community First

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Bank & Trust with 22 locations in Allen, Auglaize, Mercer, Paulding, Van Wert and Williams counties; Home Federal Bank, A Federal Savings Bank, with 6 offices in Ohio's Hamilton and Butler counties and 2 offices in Indiana's Fayette and Franklin counties; The Clyde Savings Bank Company with 2 offices in Sandusky County; and First Finance Company with 2 offices in Butler County.

The Indiana affiliates are Farmers State Bank with 5 offices in Union and Rush counties; Vevay Deposit Bank with 4 offices in Switzerland County; Union Trust Bank with 3 facilities in Randolph County; Indiana Lawrence Bank with 8 offices in Wabash and Fulton counties; Fidelity Federal Savings Bank with 3 offices in Grant County; Citizens First State Bank with 6 offices in Blackford, Jay, and Delaware counties; Union Bank & Trust Company with 3 Jennings County locations; Peoples Bank and Trust Company with 2 offices in Ripley and Dearborn; and Bright National Bank with 7 offices in Carroll, Tippecanoe, and Clinton counties.

In Michigan, First Financial's affiliate is National Bank of Hastings with 2 offices in Barry and Allegan counties.



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